UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 23, 2021

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

MGM Growth Properties LLC	Emerging growth company ☐
MGM Growth Properties Operating Partnership LP	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 1.01	Entry into a Material Definitive Agreement.
Supplemental Indentures
On September 23, 2021, MGM Growth Properties Operating Partnership LP (“
MGP OP
”) and MGP Finance
Co-Issuer,
Inc. (the “
Co-Issuer
” and, together with MGP OP, the “
Issuers
”) entered into supplemental indentures (each, a “
Supplemental Indenture
” and collectively, the “
Supplemental Indentures
”) to each of the indentures governing the Issuers’ outstanding senior notes, which comprise: (i) the indenture, by and among the Issuers, the subsidiary guarantors party thereto (the “
Subsidiary Guarantors
”) and U.S. Bank National Association, as Trustee (the “
Trustee
”), dated as of April 20, 2016, providing for the issuance of 5.625% Senior Notes due 2024 (the “
2024 Notes
” and, such indenture, the “
2024 Notes Indenture
”); (ii) the indenture, by and among the Issuers, the Subsidiary Guarantors party thereto and the Trustee, dated as of August 12, 2016, providing for the issuance of 4.500% Senior Notes due 2026 (the “
2026 Notes
” and, such indenture, the “
2026 Notes Indenture
”); (iii) the indenture, by and among the Issuers, the Subsidiary Guarantors party thereto and the Trustee, dated as of September 21, 2017, providing for the issuance of 4.500% Senior Notes due 2028 (the “
2028 Notes
” and, such indenture, the “
2028 Notes Indenture
”); (iv) the indenture, by and among the Issuers, the Subsidiary Guarantors party thereto and the Trustee, dated as of January 25, 2019 providing for the issuance of 5.750% Senior Notes due 2027 (the “
2027 Notes
” and, such indenture, the “
2027 Notes Indenture
”); (v) the indenture, by and among the Issuers, the Subsidiary Guarantors party thereto and the Trustee, dated as of June 5, 2020, providing for the issuance of 4.625% Senior Notes due 2025 (the “
2025 Notes
” and, such indenture, the “
2025 Notes Indenture
”); and (vi) the indenture, by and among the Issuers, the Subsidiary Guarantors party thereto and the Trustee, dated as of November 19, 2020, providing for the issuance of 3.875% Senior Notes due 2029 (the “
2029 Notes
” and, collectively, with the 2024 Notes, the 2026 Notes, the 2028 Notes, the 2027 Notes and the 2025 Notes, the “
Notes
,” and, such indenture, the “
2029 Notes Indenture
” and the 2024 Notes Indenture, 2026 Notes Indenture, 2028 Notes Indenture, 2027 Notes Indenture, 2025 Notes Indenture and the 2029 Notes Indenture, in each case as amended and supplemented as of the date hereof, each, an “
Indenture
” and collectively, the “
Indentures
”).
Each Supplemental Indenture, when operative, will (i) eliminate substantially all restrictive covenants in each Indenture and (ii) eliminate certain of the event of default provisions in each Indenture (collectively, the “
Amendments
”). The Amendments will become operative upon the settlement date described in the confidential Offering Memorandum, dated September 13, 2021 (the “
Offering Memorandum
”), relating to the offer to exchange the Notes issued by the Issuers for up to $4.20 billion in aggregate principal amount of new notes to be issued by VICI Properties L.P. and VICI Note Co. Inc., and the solicitation of consents to amend the Indentures governing the Notes. Such settlement date is expected to occur concurrently with, and is conditioned upon, the closing of the previously announced merger transactions (the “
Transaction
”) pursuant to the Master Transaction Agreement dated August 4, 2021 by and among MGP OP, VICI Properties Inc., Venus Sub LLC, VICI Properties L.P., VICI Properties OP LLC and MGM Resorts International, and is subject to the other terms and conditions described in the Offering Memorandum.
Each Supplemental Indenture was executed upon receipt of consents from holders of more than a majority of the aggregate principal amount of the applicable series of Notes outstanding as of September 23, 2021, in accordance with Section 9.02 of each Indenture.
The descriptions of the Amendments and the Supplemental Indentures set forth above are qualified in their entirety by reference to the full text of each applicable Supplemental Indenture, each of which is incorporated herein by reference to Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to this Current Report on
Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders.
The disclosure set forth in Item 1.01 of this Current Report on
Form 8-K
is incorporated into this item by reference.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
This Form
8-K
contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of the Transaction. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters.
Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and the Company may not be able to realize them. The Company does not guarantee that the Transaction or other events described herein will happen as described (or that they will happen at all). These forward-looking statements involve a number of risks and uncertainties, and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to the Company’s ability to complete the Transaction; the satisfaction of the closing conditions, including the receipt of regulatory approvals, to which the completion of the Transaction is subject, which could delay or prevent the completion of the Transaction; and other factors described in the Company’s periodic reports filed with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description

4.1	Seventh Supplemental Indenture, dated as of September 23, 2021, to the Indenture dated as of April 20, 2016, by and among MGM Growth Properties Operating Partnership LP, MGP Finance Co-Issuer, Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.2	Seventh Supplemental Indenture, dated as of September 23, 2021, to the Indenture dated as of August 12, 2016, by and among MGM Growth Properties Operating Partnership LP, MGP Finance Co-Issuer, Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.3	Seventh Supplemental Indenture, dated as of September 23, 2021, to the Indenture dated as of September 21, 2017, by and among MGM Growth Properties Operating Partnership LP, MGP Finance Co-Issuer, Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.4	Seventh Supplemental Indenture, dated as of September 23, 2021, to the Indenture dated as of January 25, 2019, by and among MGM Growth Properties Operating Partnership LP, MGP Finance Co-Issuer, Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.5	First Supplemental Indenture, dated as of September 23, 2021, to the Indenture dated as of June 5, 2020, by and among MGM Growth Properties Operating Partnership LP, MGP Finance Co-Issuer, Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.6	First Supplemental Indenture, dated as of September 23, 2021, to the Indenture dated as of November 19, 2020, by and among MGM Growth Properties Operating Partnership LP, MGP Finance Co-Issuer, Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: September 27, 2021	By:	/s/ Jessica Cunningham
	Name:	Jessica Cunningham
	Title:	Secretary

MGM Growth Properties Operating Partnership LP

Date: September 27, 2021	By:	/s/ Jessica Cunningham
	Name:	Jessica Cunningham
	Title:	Secretary